                      PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT


    FOR VALUE RECEIVED, NORD RESOURCES CORPORATION, a Delaware corporation (the "Assignor") hereby irrevocably pledges and assigns to COMMONWEALTH DEVELOPMENT CORPORATION ("CDC"), DEG-DEUTSCHE INVESTITIONS UND ENTWICKLUNGSGESELLSCHAFT MBH ("DEG"), EXPORT-IMPORT BANK OF THE UNITED STATES ("Ex-Im"), INTERNATIONAL FINANCE CORPORATION ("IFC") and OVERSEAS PRIVATE INVESTMENT CORPORATION, as lender ("OPIC", and collectively with CDC, DEG, Ex-Im and IFC, the "Assignees"), and hereby grants to the Assignees a first priority security interest in, all of its rights to receive any and all but US$2,688,215 of amounts payable under or in connection with OPIC Contract of Insurance No. A628 and any extensions or renewals thereof or substitutions therefor (the "OPIC Contract"), entered into by and between OPIC, as insurer, and the Assignor, together with all proceeds thereof (collectively, the "Excess Proceeds"), as security for Assignor's obligations, whether contingent or otherwise, (the "Liabilities") under (i) its Guaranty dated as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the "Guaranty") made for the benefit of the Assignees, and (ii) to the extent Assignor may have any obligations thereunder, the First Amendment and Restatement of Project Funds Agreement dated as of November 17, 1992, (the "PFA") among, INTER ALIA, the Assignor and the Assignees.

    (1) Without limiting the generality of the foregoing or any other rights available to the Assignees, or any of them, the Assignees shall have, by virtue of this Pledge, Assignment and Security Agreement (this "Agreement"), the following rights: (a) the right to receive all Excess Proceeds, if any, which Excess Proceeds shall be paid to the Assignees without notice, demand or any other action by or on behalf of the Assignees, in accordance with the percentages and the payment instructions set forth in Exhibit A hereto, (b) so long as no default shall have occurred and be continuing under any of the Guaranty, the Forbearance Letter (hereinafter defined), the PFA, or any other instrument evidencing the Liabilities (hereafter, a "Default"), the right to hold, or to have their agent(s) hold, all Excess Proceeds, if any, as security for the Liabilities, and (c) if at any time a Default shall occur and be continuing, the right to apply all Excess Proceeds, if any, to payment of the Liabilities in such manner as the Assignees, or any of them, shall determine.

    (2) Notwithstanding the foregoing or any other provision of this Agreement, the Assignees shall have no obligation or right to perform or discharge any duty or obligation of the Assignor under the OPIC Contract by reason of this Agreement or otherwise.

    (3) As among the Assignees, the Excess Proceeds shall constitute "Distribution Moneys" as such term is defined in the Security Sharing and Intercreditor

Agreement dated as of November 17, 1993, among the Assignees and Sierra Rutile Limited. a corporation organized and existing under the laws of Sierra Leone.

    (4) The Assignor and each of the Assignees hereby covenants and agrees that, upon receipt by Assignor of notice from OPIC, as insurer, of a favorable determination with respect to any claim submitted under the OPIC Contract, and so long as no Default shall have occurred and be continuing, the parties hereto shall use best efforts to enter into one or more agreements, in form and substance reasonably acceptable to the Assignor and the Assignees, appointing one or more collateral agent(s) reasonably acceptable to the Assignor and the Assignees to hold the Excess Proceeds on behalf of the Assignees as security for the Liabilities, and to invest the Excess Proceeds in United States government obligations or such other instruments as the Assignor and the Assignees shall reasonably agree. All interest earned on such invested Excess Proceeds shall constitute additional Excess Proceeds for purposes of this Agreement. Notwithstanding any of the foregoing provisions of this paragraph 4, if a Default shall have occurred and be continuing at any time before such agreement shall have been executed and delivered by such collateral agent(s) and the parties hereto, all Excess Proceeds shall, without notice, demand or any other action by or on behalf of the Assignees, be paid to the Assignees in accordance with paragraph (1)(a) hereof, and may be applied by the Assignees to payment of the Liabilities in accordance with paragraph (1)(c) hereof.

    (5) Assignor represents and warrants that this Agreement has been duly and validly authorized by Assignor, is binding and enforceable against Assignor in accordance with its terms, and does not violate any provision of any law, rule, regulation, order, judgment or decree applicable to Assignor. Assignor further represents and warrants, and covenants and agrees, that (i) Assignor is now, and after execution and delivery of this Agreement will continue to be, solvent and no bankruptcy or insolvency proceedings are pending or contemplated by or against Assignor, (ii) Assignor is the legal and beneficial owner of the Excess Proceeds, if any, (iii) no consent of any other party is necessary to accomplish the pledge, assignment and grant of security interest contemplated hereby, (iv) no other pledge, assignment or grant of security interest with respect to the Excess Proceeds or any other rights under the OPIC Contract have been made or, until indefeasible payment in full of the Liabilities, will be made, (v) the OPIC Contract expired on December 31, 1995, and Assignor made a claim for compensation under the OPIC Contract prior to its expiration based on an event occurring during the OPIC Contract coverage period, and (vi) the OPIC Contract was unmodified and in full force and effect as of the date such event occurred, and the copy attached hereto as EXHIBIT A is a true, correct and complete copy of the OPIC Contract as in effect on such date.

    (6) Assignor covenants and agrees that: (a) it shall notify the Assignees of each claim submitted under the OPIC Contract and of any determination by OPIC, as insurer, with respect thereto; and (b) if, notwithstanding the provisions of this Agreement it receives any Excess Proceeds and any Liabilities remain outstanding, it shall hold such

                                         -2-

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Excess Proceeds (together with any interest thereon) in trust for the benefit of the Assignees and forthwith pay over such Excess Proceeds to or to the order of the Assignees immediately upon its receipt thereof.

    (7) Assignor shall, at any time and from time to time, at its own expense, promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Assignees may reasonably request, in order to protect and perfect the pledge, assignment and security interest granted or purported to be granted hereby or to enable the Assignees to exercise and enforce their rights and remedies hereunder with respect to the Excess Proceeds, including but not limited to the filing of financing statements in appropriate jurisdictions, and the delivery of notice to OPIC, as insurer, substantially in the form attached hereto as Exhibit A. Assignor authorizes the Assignees (or any collateral agent or agents acting on behalf of the Assignees) to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Excess Proceeds without the signature of the Assignor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Excess Proceeds or any part thereof shall be sufficient as a financing statement where permitted by law.

    (8) This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and, with respect to the Assignees, their respective assigns.

    (9) The rights and remedies provided herein, in the Guaranty, in the Financing Documents, and in each other agreement or instrument entered into in connection herewith or therewith, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law including without limitation, the rights and remedies of a secured lender under the Uniform Commercial Code as in effect from time to time in the District of Columbia.

    (10) This Agreement embodies the entire understanding of the parties hereto, and supersedes all prior negotiations, understandings and agreements between them, with respect to the subject matter hereof. This Agreement may not be modified in any manner, except by written agreement signed by all parties hereto. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

    (11) This Agreement shall be governed by the laws of the District of Columbia without regard to the conflict of laws principles thereof.

    (12) Time is of the essence with respect to each provision of this Agreement.

    (13) Upon indefeasible satisfaction in full of all Liabilities of Assignor, this Agreement shall terminate and, to the extent any Excess Proceeds are being held by the

Assignees or by a collateral agent for the benefit of the Assignees as security for the Liabilities, the Assignees shall deliver, or direct to be delivered, to Assignor, at Assignor's expense, such the Excess Proceeds.

    (14) All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Forbearance Letter dated as of December 15, 1995, from Assignor, Sierra Rutile Limited, and Consolidated Rutile Limited addressed to and accepted by the Assignees.

    (15) Assignor and each Assignee understand and agree that, notwithstanding OPIC's acceptance and execution of this Agreement as lender, nothing contained herein shall in any way indicate or imply that a valid claim now or hereafter exists under the OPIC Contract, or that any amount will at any time be payable thereunder, and OPIC, in its capacity as insurer, shall not be deemed to have waived, nor shall it be estopped from asserting, any defenses to any claim made at any time (including without limitation, any pending claim) under the OPIC Contract.

    WITNESS the due execution hereof as of the 28th day of February, 1996.



NORD RESOURCES CORPORATION


By:  /s/Terrence H. Lang
        -------------------------
Name:   Terrence H. Lang
Title:  Senior Vice President - Finance




                             ACCEPTED AND AGREED TO BY:

                             COMMONWEALTH DEVELOPMENT CORPORATION


                             By:
                                ------------------------------
                                Authorized Representative
                             Name:
                             Title:



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